EXHIBIT 4.(iii)A(1)
                                FIRST AMENDMENT
                                       TO
                                CREDIT AGREEMENT

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made as of May 14, 1997 among FARMLAND INDUSTRIES, INC., a Kansas cooperative corporation ("Borrower"), COBANK, ACB ("CoBank"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH ("Rabobank"), ABN AMRO BANK N.V., THE BANK OF NOVA SCOTIA, THE CHASE MANHATTAN BANK (successor by merger to The Chase Manhattan Bank, N.A.), UNION BANK OF SWITZERLAND, BANQUE NATIONALE DE PARIS, NATIONSBANK, N.A. (MID-WEST)(formerly known as Boatmen's First National Bank of Kansas City), THE SANWA BANK, LIMITED, CHICAGO BRANCH, CAISSE NATIONALE DE CREDIT AGRICOLE, BANQUE FRANCAISE DU COMMERCE EXTERIEUR, COMMERCE BANK, N.A., CREDIT LYONNAIS CHICAGO BRANCH, DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, CAYMAN ISLAND BRANCH ("DG Bank"), SUN TRUST BANK, ATLANTA, THE DAI-ICHI KANGYO BANK, LTD., CHICAGO BRANCH, THE MITSUBISHI TRUST AND BANKING CORPORATION-CHICAGO BRANCH, THE SUMITOMO BANK LTD., CHICAGO BRANCH (each a "Bank" and collectively, the "Banks"), CoBank, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, "Administrative Agent"), CoBank, as syndication agent for the Banks (in such capacity, together with its successors in such capacity, "Syndication Agent"), Rabobank, as syndication agent for the Banks (in such capacity, together with its successors in such capacity, "Syndication Agent"), and CoBank, as bid agent for the Banks (in such capacity, together with its successors in such capacity, "Bid Agent").

                                    RECITALS

     A. As of May 15, 1996, CoBank, Rabobank, the Banks and NBD Bank ("NBD") entered into a Credit Agreement ("Credit Agreement") with FARMLAND INDUSTRIES, INC. ("Borrower").

     B. On January 29, 1997, CoBank and Rabobank, as Syndication Agents, gave written notification ("Renewal Notice") to the Banks and to NBD seeking renewed commitments to the 364 Day Facility pursuant to the provisions of Section 13.14 of the Credit Agreement. The Renewal Notice enclosed a copy of a revised Pricing Schedule 1.01A (the "1997 Pricing Schedule"), which was to become effective when the 364 Day Facility was renewed.

     C. Pursuant to the provisions of Section 13.14 of the Credit Agreement and as referenced in the Renewal Notice, all Banks receiving the Renewal Notice were to submit written confirmation of renewal to CoBank by March 15, 1997. In accordance with the provisions of Section 13.14, the failure of a Bank to give notice by such date shall be deemed to be a rejection of such extension by such Bank.

     D. Commerce Bank, N.A. submitted its determination to renew to CoBank on March 21, 1997, and Credit Lyonnais Chicago Branch submitted its determination to renew to CoBank on March 18, 1997. Both submitted determinations were received after the date required in the Credit Agreement and thus such Banks were deemed to have rejected the renewal extension.

     E. Commerce Bank, N.A. and Credit Lyonnais Chicago Branch both desire to continue their participation as a Bank under the provisions of the Credit Agreement at the dollar amounts as set forth therein.

     F. NBD has formally elected not to renew its Individual 364 Day Facility Commitment, which Individual 364 Day Facility Commitment represents $29,250,000 of the 364 Day Facility Commitment or 4.5% of such 364 Day Facility Commitment.

     G. In order to replace and refinance the Individual 364 Day Facility Commitment of NBD, CoBank desires to increase its Individual 364 Day Facility Commitment by $19,250,000 and DG Bank desires to increase its Individual 364 Day Facility Commitment by $10,000,000.

     H. The parties hereto desire to amend the Credit Agreement (i) reflecting the continuing participation as a Bank by Commerce Bank, N.A. and Credit Lyonnais Chicago Branch, (ii) the renewal of the 364 Day Facility by the Banks,
(iii) the increase in the Individual 364 Day Facility Commitments of CoBank and DG Bank, and (iv) the adoption of the 1997 Pricing Schedule.

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

     1.   RENEWAL OF 364 DAY FACILITY COMMITMENT.  Pursuant to the provisions of
Section 13.14 of the Credit Agreement, the 364 Day Facility Commitment is renewed as of the Effective Date (hereinafter defined) in an amount equal to the original 364 Day Facility Commitment. The amount of the Individual 364 Day Facility Commitment for each Bank is set forth opposite such Bank's name on the signature page hereto. The 364 Day Facility Note and the Bid Note each dated May 15, 1996 for the benefit of Commerce Bank, N.A. and the 364 Day Facility Note and the Bid Note each dated May 15, 1996 for the benefit of Credit Lyonnais Chicago Branch shall remain in full force and effect as if the deemed rejection of the renewal extension by such Banks had not occurred. The Borrower agrees to execute and deliver to (i) CoBank an amended and restated 364 Day Facility Note and Bid Note in the face amount of $146,975,000 in the forms of Exhibits "A" and "B" attached hereto and made a part hereof and (ii) DG Bank an amended and restated 364 Day Facility Note and Bid Note in the face amount of $24,625,000 in the forms of Exhibits "C" and "D" attached hereto and made a part hereof.

     2. ADOPTION OF 1997 PRICING SCHEDULE. Schedule 1.01A of the Credit Agreement is amended and replaced in its entirety by the 1997 Pricing Schedule, attached hereto as Exhibit "A", which shall be effective as of the Effective Date.

     3. EFFECTIVE DATE OF AMENDMENT. This Amendment shall become effective on May 14, 1997 (the "Effective Date"), provided, however, on or before that date the Administrative Agent receives: (1) an original copy of this Amendment (or original counterparts thereof) duly executed by each party hereto; (2) the original 364 Day Facility Note and Bid Note dated May 14, 1997 for the benefit of CoBank in the face amount of $146,975,000; (3) the original 364 Day Facility Note and Bid Note dated May 14, 1997 for the benefit of DG Bank in the face amount of $24,625,000; and (4) a certificate signed by a duly authorized officer of the Borrower dated the date hereof stating that, after giving effect to this Amendment and the transactions contemplated hereby:

          (a) The representations and warranties contained in the Credit Agreement and in each of the other Loan Documents are correct on and as of the date hereof as though made on and as of such date in all material respects if such representation and warranty is not subject to a Material Adverse Change exception, and if such representation and warranty is subject to such an exception, is correct; and

          (b)  No Default or Event of Default has occurred and is continuing;
               and

Upon the satisfaction of all conditions precedent hereto, the Administrative Agent will notify each party hereto in writing and will provide copies of all documentation in connection herewith.

     4.   REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

          (a) Upon the effectiveness of paragraphs 1 and 2 hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Bank Party under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, and the Credit Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed.

     5. COSTS, EXPENSES AND TAXES. The Borrower agrees to reimburse the Administrative Agent and the Bid Agent on demand for all out-of-pocket costs, expenses and charges (including, without limitation, all fees and charges of external legal counsel for the Administrative Agent and the Bid Agent) incurred by the Administrative and the Bid Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder.

     6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties to this Amendment in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     8. CONFIRMATION. To the extent not inconsistent herewith, all other terms and conditions of the Credit Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date shown above.
                          FARMLAND INDUSTRIES, INC.



                          By: _____________________________________

                          Name:  Terry M. Campbell
                          Title:   Executive Vice President and
                                Chief Financial Officer



                                  CoBANK, ACB,
            as Syndication Agent, Administrative Agent, Bid Agent and Bank

 364-Day Facility
Commitment: $146,975,000


                              By:   __________________________________
                              Name:  Greg Somerhalder
                              Title: Vice President



                          COOPERATIEVE CENTRALE
                        RAIFFEISEN-BOERENLEENBANK B.A.,
                     "RABOBANK NEDERLAND", New York Branch,
                                           as Syndication Agent and Bank

364-Day Facility
  Commitment: $58,500,000
                              By:   __________________________________

                              Name: __________________________________
                              Title:      ____________________________

                              By:   _________________________________

                              Name: __________________________________
                              Title:      ____________________________


                              ABN AMRO BANK N.V.,
                              as Managing Agent and Bank
364-Day Facility
  Commitment: $32,500,000
                        By:  __________________________________

                        Name:     __________________________________
                        Title:    __________________________________

                        By:  __________________________________

                        Name:     __________________________________
                        Title:    __________________________________


                            THE BANK OF NOVA SCOTIA,
                                   as Managing Agent and Bank
364-Day Facility
  Commitment: $46,681,818.18

                        By:  _________________________________
                        Name:     _________________________________
                        Title:    _________________________________


                           THE CHASE MANHATTAN BANK,
                                  as Managing Agent and Bank

 364-Day Facility
  Commitment: $58,500,000

                        By:  _________________________________

                        Name:     _________________________________
                        Title:    _________________________________


                           UNION BANK OF SWITZERLAND,
                           as Managing Agent and Bank
364-Day Facility
  Commitment: $58,500,000
                        By:  __________________________________

                        Name:     __________________________________
                        Title:    __________________________________

                        By:  __________________________________

                        Name:     __________________________________
                        Title:    __________________________________



                           BANQUE NATIONALE de PARIS,
                      Chicago Branch, as Co-Agent and Bank

 364-Day Facility
  Commitment: $43,875,000

                        By:  __________________________________

                        Name:     __________________________________
                        Title:    __________________________________


                          NATIONSBANK, N.A. (MID-WEST)
                                  as Agent and Bank

 364-Day Facility
  Commitment: $29,250,000

                        By:  __________________________________

                        Name:     __________________________________
                        Title:    __________________________________





                            THE SANWA BANK, LIMITED,
                       Chicago Branch, as Agent and Bank
364-Day Facility
  Commitment: $29,250,000

                        By:  __________________________________
                        Name:     __________________________________
                        Title:    __________________________________



                   CAISSE NATIONALE de CREDIT AGRICOLE,
                               as Bank

 364-Day Facility
  Commitment: $23,400,000

                        By:  __________________________________

                        Name:     __________________________________
                        Title:    __________________________________




                            SUNTRUST BANK, ATLANTA,
                                      as Bank

364-Day Facility
  Commitment: $16,250,000

                        By:  __________________________________

                        Name:     __________________________________
                        Title:    __________________________________

                        By:  __________________________________

                        Name:     __________________________________
                        Title:    __________________________________

                    BANQUE FRANCAISE du COMMERCE EXTERIEUR,
                               as Bank
364-Day Facility
  Commitment: $14,625,000

                        By:  __________________________________

                        Name:     __________________________________
                        Title:    __________________________________

                        By:  __________________________________

                        Name:     __________________________________
                        Title:    __________________________________



                              COMMERCE BANK, N.A.,
                               as Bank
364-Day Facility
  Commitment: $14,625,000

                        By:  __________________________________

                        Name:     __________________________________
                        Title:    __________________________________



                                CREDIT LYONNAIS
                            Chicago Branch, as Bank

364-Day Facility
  Commitment: $14,625,000
                        By: __________________________________

                        Name:     _______________________________
                        Title:    _______________________________


                     DG BANK DEUTSCHE GENOSSENSCHAFTSBANK,
                         Cayman Island Branch, as Bank
364-Day Facility
  Commitment:$24,625,000

                        By:  _________________________________

                        Name:     _________________________________
                        Title:    _________________________________



                            THE SUMITOMO BANK, LTD.,
                            Chicago Branch, as Bank


364-Day Facility
  Commitment:$13,000,000

                              By:   _________________________________

                              Name: _________________________________
                              Title:    _________________________________








                 THE MITSUBISHI TRUST AND BANKING CORPORATION -
                            Chicago Branch, as Bank


364-Day Facility
  Commitment:$13,000,000

                              By:   _________________________________

                              Name: _________________________________
                         Title:    _________________________________



                        THE DAI-ICHI KANGYO BANK, LTD.,
                            Chicago Branch, as Bank

364-Day Facility
  Commitment:$11,818,181.82

                              By:   _________________________________

                              Name: _________________________________
                         Title:    _________________________________



                                                             EXHIBIT "A"


                                                          Schedule 1.01A

                            Pricing Schedule


        "Applicable Margin" means (1) with respect to each 364 Day Facility Loan which is a LIBOR Loan:

        (a) If the Selected Credit Ratings are in effect on the first day of the Interest Period for such a Loan, then the interest margin for such Loan shall be the margin specified below for the Selected Credit Ratings specified below in effect on the first day of the Interest Period for such Loan:



                    CREDIT RATINGS                   MARGINS
      S&P          MOODY'S        D&P         FITCH

      A-             A3           A-           A-       25 basis points

     BBB+           Baa1         BBB+         BBB+      30 basis points

      BBB           Baa2          BBB          BBB      35 basis points

     BBB-           Baa3         BBB-         BBB-      45 basis points

      BB+            Ba1          BB+          BB+      65 basis points

      BB             Ba2          BB           BB       70 basis points

      BB-            Ba3          BB-          BB-      80 basis points

provided, however, if the two (2) Selected Credit Ratings do not have the same Margin, then the Applicable Margin will be the average of the two Margins. To illustrate, if the Selected Credit Ratings are S&P and Moody's and as of the first day of the applicable Interest Period their respective Credit Ratings are BBB and Baa3, then the Applicable Margin for such Advance is 40 basis points (the sum of 35 and 45 divided by 2).

        (b) If the Selected Required Credit Ratings are not in effect on the first day of the Interest Period for such Loan and a Terra Tax Event (Final) has not occurred or a Terra Tax Event (Final) has occurred, but the ratio (expressed as a percentage) of Total Tangible Capital Shares and Equities to Total Capitalization as of the most recently completed fiscal quarter of Borrower for which Borrower has delivered financial statements to the Banks in accordance with the terms of this Agreement is greater than 45%, then the interest margin for such Loan shall be the margin specified below for the ratio specified below as of the most recently completed fiscal quarter of Borrower for which Borrower has delivered financial statements to the Banks in accordance with the terms of this Agreement.




     RATIO OF LONG-TERM DEBT
       TO AVERAGE CASH FLOW                       MARGIN

            Pounds 1.50                      25 basis points
     > 1.50 and  Pounds 2.00                 30 basis points
     > 2.00 and  Pounds 2.50                 35 basis points
     > 2.50 and  Pounds 3.00                 45 basis points
     > 3.00 and  Pounds 3.50                 65 basis points
     > 3.50 and  Pounds 4.00                 70 basis points
              > 4.00                         80 basis points

        (c) If the Selected Credit Ratings are not in effect on the first day of the Interest Period for such Loan and if both the Terra Tax Event (Final) has occurred and the ratio (expressed as a percentage) of Total Tangible Capital Shares and Equities to Total Capitalization as of the most recently completed fiscal quarter of Borrower for which Borrower has delivered financial statements to the Banks in accordance with the terms of this Agreement is less than 45%, then the interest margin for such Loan shall be the margin specified above plus an additional 10 basis points for the ratio specified above as of the most recently completed fiscal quarter of Borrower for which Borrower has delivered financial statements to the Banks in accordance with the terms of this Agreement.

        (d) If the Selected Credit Ratings are not in effect on the first day of the Interest Period for such a Loan and the Borrower has failed to deliver its most recently required financial statements in accordance with the terms of
Section 6.09(2) or (3) of this Agreement, the Margin is 90 basis points.

        (2) with respect to each 5 Year Facility Loan which is a LIBOR Loan:

        (a) If the Selected Credit Ratings are in effect on the first day of the Interest Period for such Loan, then the interest margin for such Loan shall be the margin specified below for the Selected Credit Ratings specified below in effect on the first day of the Interest Period for such Loan:



                    CREDIT RATINGS                   MARGINS
      S&P          MOODY'S        D&P         FITCH

      A-             A3           A-           A-       25 basis points

     BBB+           Baa1         BBB+         BBB+      35 basis points

      BBB           Baa2          BBB          BBB      40 basis points

     BBB-           Baa3         BBB-         BBB-      50 basis points

      BB+            Ba1          BB+          BB+      70 basis points

      BB             Ba2          BB           BB       80 basis points

      BB-            Ba3          BB-          BB-      90 basis points



provided, however, if the two (2) Selected Credit Ratings do not have the same Margin, then, as noted above, the Applicable Margin will be the average of the two Margins.

        (b) If the Selected Required Credit Ratings are not in effect on the first day of the Interest Period for such Loan and a Terra Tax Event (Final) has not occurred or a Terra Tax Event (Final) has occurred, but the ratio (expressed as a percentage) of Total Tangible Capital Shares and Equities to Total Capitalization as of the most recently completed fiscal quarter of Borrower for which Borrower has delivered financial statements to the Banks in accordance with the terms of this Agreement is greater than 45%, then the interest margin for such Loan shall be the margin specified below for the ratio specified below as of the most recently completed fiscal quarter of Borrower for which Borrower has delivered financial statements to the Banks in accordance with the terms of this Agreement.



     RATIO OF LONG-TERM DEBT
       TO AVERAGE CASH FLOW                       MARGIN

            Pounds 1.50                      25 basis points
     > 1.50 and  Pounds 2.00                 35 basis points
     > 2.00 and  Pounds 2.50                 40 basis points
     > 2.50 and  Pounds 3.00                 50 basis points
     > 3.00 and  Pounds 3.50                 70 basis points
     > 3.50 and  Pounds 4.00                 80 basis points
              > 4.00                         90 basis points



        (c) If the Selected Credit Ratings are not in effect on the first day of the Interest Period for such Loan and if both the Terra Tax Event (Final) has occurred and the ratio (expressed as a percentage) of Total Tangible Capital Shares and Equities to Total Capitalization as of the most recently completed fiscal quarter for which Borrower has delivered financial statements to the Banks in accordance with the terms of this Agreement is less than 45%, then the interest margin for such Loan shall be the margin specified above plus an additional 10 basis points for the ratio specified above as of the most recently completed fiscal quarter of Borrower for which Borrower has delivered financial statements to the Banks in accordance with the terms of this Agreement.

        (d) If the Selected Credit Ratings are in effect on the first day of the Interest Period for such a Loan and the Borrower has failed to deliver its most recently required financial statements in accordance with the terms of Section 6.09(2) or (3) of this Agreement, the Margin is 90 basis points.

        For purposes of this definition the Selected Credit Ratings shall be those most recently advised to Administrative Agent and the Banks by Borrower.


                                                       EXHIBIT A

                             364 DAY FACILITY NOTE


$146,975,000                                       Kansas City, Missouri
                                                            May 14, 1997


          FOR VALUE RECEIVED, FARMLAND INDUSTRIES, INC., a Kansas cooperative corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of COBANK, ACB ("Bank") at Administrative Agent's Office, for the account of the appropriate Applicable Lending Office, the principal sum of ONE HUNDRED FORTY-SIX MILLION

NINE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($146,975,000) or, if less, the aggregate unpaid principal amount of all 364 Day Facility Advances made by Bank to Borrower pursuant to Section 2.01 of the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the 364 Day Facility Maturity Date. Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said office for the account of said Applicable Lending Office, in like money, at the rates of interest as provided in the Credit Agreement referred to below, on the dates and in the manner provided in said Credit Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at a rate per annum equal at all times to the Default Rate.

          Borrower hereby authorizes Bank to endorse on the Schedule annexed to this 364 Day Facility Note the amount and type of all 364 Day Facility Advances made to Borrower by Bank, the applicable Interest Periods, and all continuations, conversions and payments of principal amounts in respect of such 364 Day Facility Advances, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all 364 Day Facility Advances owed to Bank, provided, however, that the failure to make such notation with respect to any 364 Day Facility Advance or payment shall not limit or otherwise affect the obligation of Borrower under the Credit Agreement or this 364 Day Facility Note.

          This is one of the 364 Day Facility Notes referred to in that certain Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of May 15, 1996, originally among Borrower, CoBank, ACB ("CoBank"), Cooperatieve Centrale Raiffeisen-Boerenlenbank B.A. "Rabobank Nederland", New York Branch ("Rabobank"), ABN AMRO Bank N.V., The Bank of Nova Scotia, The Chase Manhattan Bank, N.A., Union Bank of Switzerland, Banque Nationale de Paris, Boatmen's First National Bank of Kansas City, NBD Bank, The Sanwa Bank, Limited, Chicago Branch, Caisse Nationale de Credit Agricole, Banque Francaise du Commerce Exterieur, Commerce Bank, N.A., Credit Lyonnais Chicago Branch, DG Bank Deutsche Genossenschaftsbank, Cayman Island Branch and each other lender which may hereafter execute and deliver an Assignment and Assumption Agreement pursuant to the Credit Agreement (each a "Bank" and, collectively, the "Banks"), CoBank, as administrative agent for Banks, CoBank, as syndication agent for Banks, Rabobank, as syndication agent for Banks, and CoBank, as bid agent for Banks, and evidences the 364 Day Facility Advances made by Bank thereunder. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of an Event of Default and for prepayments on the terms and conditions specified therein.

          Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this 364 Day Facility Note.

          This 364 Day Facility Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to Bank shall apply to Bank under this 364 Day Facility Note.

          This 364 Day Facility Note amends and replaces that certain 364 Day Facility Note dated May 15, 1996 in the face amount of $127,725,000.


                              FARMLAND INDUSTRIES, INC.



                                    By:
                                       Name:
                                       Title:

                       SCHEDULE TO 364 DAY FACILITY NOTE




 Date 364
   Day
 Facility
 Advance                                                   Unpaid
  Made,     Type of   Amount of                          Principal
Continued,    364        364                             Balance of  Name of
Converted     Day        Day     Applicable   Amount of   364 Day     Person
    or      Facility  Facility    Interest    Principal   Facility    Making
   Paid     Advance    Advance     Period      Prepaid      Note     Notation


                                                  EXHIBIT B

                                    BID NOTE


$146,975,000                                       Kansas City, Missouri
                                                            May 14, 1997


          FOR VALUE RECEIVED, FARMLAND INDUSTRIES, INC., a Kansas cooperative corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of COBANK, ACB ("Bank") at Administrative Agent's Office, for the account of the appropriate Applicable Lending Office, the principal sum of each Bid Advance made by Bank to Borrower pursuant to Section 2.03 of the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the applicable Bid Maturity Date for such Bid Advance. Borrower also promises to pay interest on each unpaid Bid Advance owed to Bank, for the period such balance is outstanding, at said office for the account of said Applicable Lending Office, in like money, at the applicable Bid Rate for such Bid Advance (such rates of interest to be provided on the Schedule annexed to this Bid
Note), on the dates provided in said Schedule and in the manner provided in said Credit Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at a rate per annum equal at all times to the Default Rate.

          Borrower hereby authorizes Bank to endorse on the Schedule annexed to this Bid Note the amount of all Bid Advances made to Borrower by Bank and all Bid Rates for Bid Advances, each Bid Maturity Date, and payments of principal amounts in respect of such Bid Advances, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Bid Advances owed to Bank, provided, however, that the failure to make such notation with respect to any Bid Advance or payment shall not limit or otherwise affect the obligation of Borrower under the Credit Agreement or this Bid Note.

          This is one of the Bid Notes referred to in that certain Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of May 15, 1996, originally among Borrower, CoBank, ACB ("CoBank"), Cooperatieve Centrale Raiffeisen-Boerenlenbank B.A. "Rabobank Nederland", New York Branch ("Rabobank"), ABN AMRO Bank N.V., The Bank of Nova Scotia, The Chase Manhattan Bank, N.A., Union Bank of Switzerland, Banque Nationale de Paris, Boatmen's First National Bank of Kansas City, NBD Bank, The Sanwa Bank, Limited, Chicago Branch, Caisse Nationale de Credit Agricole, Banque Francaise du Commerce Exterieur, Commerce Bank, N.A., Credit Lyonnais Chicago Branch, DG Bank Deutsche Genossenschaftsbank, Cayman Island Branch and each other lender which may hereafter execute and deliver an Assignment and Assumption Agreement pursuant to the Credit Agreement (each a "Bank" and, collectively, the "Banks"), CoBank, as administrative agent for Banks, CoBank, as syndication agent for Banks, Rabobank, as syndication agent for Banks, and CoBank, as bid agent for Banks, and evidences the Bid Advances made by Bank thereunder. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of an Event of Default and for prepayments on the terms and conditions specified therein.

          Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Bid Note.

          This Bid Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to Bank shall apply to Bank under this Bid Note.

          This Bid Note amends and replaces that certain Bid Note dated May 15, 1996 in the face amount of $127,725,000.



                              FARMLAND INDUSTRIES, INC.



                                    By:
                                       Name:
                                       Title:



                              SCHEDULE TO BID NOTE




   Date
    Bid       Amount   Interest    Maturity                 Name of
  Advance       of       Rate        Date     Amount of      Person
   Made        Bid      for Bid    for Bid    Principal      Making
  or Paid    Advance    Advance    Advance      Repaid      Notation


                                                            EXHIBIT C

                             364 DAY FACILITY NOTE


$24,625,000                                        Kansas City, Missouri
                                                            May 14, 1997


          FOR VALUE RECEIVED, FARMLAND INDUSTRIES, INC., a Kansas cooperative corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, CAYMAN ISLAND BRANCH ("Bank") at Administrative Agent's Office, for the account of the appropriate Applicable Lending Office, the principal sum of TWENTY-FOUR MILLION SIX HUNDRED TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($24,625,000) or, if less, the aggregate unpaid principal amount of all 364 Day Facility Advances made by Bank to Borrower pursuant to Section
2.01 of the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the 364 Day Facility Maturity Date. Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, at said office for the account of said Applicable Lending Office, in like money, at the rates of interest as provided in the Credit Agreement referred to below, on the dates and in the manner provided in said Credit Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at a rate per annum equal at all times to the Default Rate.

          Borrower hereby authorizes Bank to endorse on the Schedule annexed to this 364 Day Facility Note the amount and type of all 364 Day Facility Advances made to Borrower by Bank, the applicable Interest Periods, and all continuations, conversions and payments of principal amounts in respect of such 364 Day Facility Advances, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all 364 Day Facility Advances owed to Bank, provided, however, that the failure to make such notation with respect to any 364 Day Facility Advance or payment shall not limit or otherwise affect the obligation of Borrower under the Credit Agreement or this 364 Day Facility Note.

          This is one of the 364 Day Facility Notes referred to in that certain Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of May 15, 1996, originally among Borrower, CoBank, ACB ("CoBank"), Cooperatieve Centrale Raiffeisen-Boerenlenbank B.A. "Rabobank Nederland", New York Branch ("Rabobank"), ABN AMRO Bank N.V., The Bank of Nova Scotia, The Chase Manhattan Bank, N.A., Union Bank of Switzerland, Banque Nationale de Paris, Boatmen's First National Bank of Kansas City, NBD Bank, The Sanwa Bank, Limited, Chicago Branch, Caisse Nationale de Credit Agricole, Banque Francaise du Commerce Exterieur, Commerce Bank, N.A., Credit Lyonnais Chicago Branch, DG Bank Deutsche Genossenschaftsbank, Cayman Island Branch and each other lender which may hereafter execute and deliver an Assignment and Assumption Agreement pursuant to the Credit Agreement (each a "Bank" and, collectively, the "Banks"), CoBank, as administrative agent for Banks, CoBank, as syndication agent for Banks, Rabobank, as syndication agent for Banks, and CoBank, as bid agent for Banks, and evidences the 364 Day Facility Advances made by Bank thereunder. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of an Event of Default and for prepayments on the terms and conditions specified therein.


          Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this 364 Day Facility Note.

          This 364 Day Facility Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to Bank shall apply to Bank under this 364 Day Facility Note.

          This 364 Day Facility Note amends and replaces that certain 364 Day Facility Note dated May 15, 1996 in the face amount of $14,624,000.



                              FARMLAND INDUSTRIES, INC.



                                    By:
                                       Name:
                                       Title:
                       SCHEDULE TO 364 DAY FACILITY NOTE




 Date 364
   Day
 Facility
 Advance                                                   Unpaid
  Made,     Type of   Amount of                          Principal
Continued,    364        364                             Balance of  Name of
Converted     Day        Day     Applicable   Amount of   364 Day     Person
    or      Facility  Facility    Interest    Principal   Facility    Making
   Paid     Advance    Advance     Period      Prepaid      Note     Notation


                                                  EXHIBIT D

                                    BID NOTE


$24,625,000                                        Kansas City, Missouri
                                                            May 14, 1997


          FOR VALUE RECEIVED, FARMLAND INDUSTRIES, INC., a Kansas cooperative corporation ("Borrower"), HEREBY PROMISES TO PAY to the order of DG BANK DEUTSCHE GENOSSENSCHAFTSBANK, CAYMAN ISLAND BRANCH ("Bank") at Administrative Agent's Office, for the account of the appropriate Applicable Lending Office, the principal sum of each Bid Advance made by Bank to Borrower pursuant to
Section 2.03 of the Credit Agreement referred to below, in lawful money of the United States of America and in immediately available funds, on the applicable Bid Maturity Date for such Bid Advance. Borrower also promises to pay interest on each unpaid Bid Advance owed to Bank, for the period such balance is outstanding, at said office for the account of said Applicable Lending Office, in like money, at the applicable Bid Rate for such Bid Advance (such rates of interest to be provided on the Schedule annexed to this Bid Note), on the dates provided in said Schedule and in the manner provided in said Credit Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at a rate per annum equal at all times to the Default Rate.

          Borrower hereby authorizes Bank to endorse on the Schedule annexed to this Bid Note the amount of all Bid Advances made to Borrower by Bank and all Bid Rates for Bid Advances, each Bid Maturity Date, and payments of principal amounts in respect of such Bid Advances, which endorsements shall, in the absence of manifest error, be conclusive as to the outstanding principal amount of all Bid Advances owed to Bank, provided, however, that the failure to make such notation with respect to any Bid Advance or payment shall not limit or otherwise affect the obligation of Borrower under the Credit Agreement or this Bid Note.

          This is one of the Bid Notes referred to in that certain Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of May 15, 1996, originally among Borrower, CoBank, ACB ("CoBank"), Cooperatieve Centrale Raiffeisen-Boerenlenbank B.A. "Rabobank Nederland", New York Branch ("Rabobank"), ABN AMRO Bank N.V., The Bank of Nova Scotia, The Chase Manhattan Bank, N.A., Union Bank of Switzerland, Banque Nationale de Paris, Boatmen's First National Bank of Kansas City, NBD Bank, The Sanwa Bank, Limited, Chicago Branch, Caisse Nationale de Credit Agricole, Banque Francaise du Commerce Exterieur, Commerce Bank, N.A., Credit Lyonnais Chicago Branch, DG Bank Deutsche Genossenschaftsbank, Cayman Island Branch and each other lender which may hereafter execute and deliver an Assignment and Assumption Agreement pursuant to the Credit Agreement (each a "Bank" and, collectively, the "Banks"), CoBank, as administrative agent for Banks, CoBank, as syndication agent for Banks, Rabobank, as syndication agent for Banks, and CoBank, as bid agent for Banks, and evidences the Bid Advances made by Bank thereunder. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of an Event of Default and for prepayments on the terms and conditions specified therein.


          Borrower hereby waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Bid Note.

          This Bid Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, provided, that, as to the maximum rate of interest which may be charged or collected if the Laws applicable to Bank permit it to charge or collect a higher rate than the Laws of the State of New York, then such Laws applicable to Bank shall apply to Bank under this Bid Note.

          This Bid Note amends and replaces that certain Bid Note dated May 15, 1996 in the face amount of $14,625,000.



                              FARMLAND INDUSTRIES, INC.



                                    By:
                                       Name:
                                       Title:


                              SCHEDULE TO BID NOTE

   Date
    Bid       Amount   Interest    Maturity                 Name of
  Advance       of       Rate        Date     Amount of      Person
   Made        Bid      for Bid    for Bid    Principal      Making
  or Paid    Advance    Advance    Advance      Repaid      Notation